UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 19, 2017

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the offering by the Company of its Medium Term Notes, Series N, pursuant to the Prospectus Supplement, dated January 19, 2017, to the Prospectus dated January 6, 2017, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (File No. 333-198735) (as amended, the “Registration Statement”).

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

1.1	Form of Distribution Agreement for Medium-Term Notes, Series N, of The Goldman Sachs Group, Inc.

4.1	Form of Floating Rate Medium-Term Note, Series N, of The Goldman Sachs Group, Inc.

4.2	Form of Fixed Rate Medium-Term Note, Series N, of The Goldman Sachs Group, Inc.

4.3	Form of Index-Linked Medium-Term Note, Series N, of The Goldman Sachs Group, Inc.

4.4	Specimen Master Medium-Term Note, Series N, dated January 19, 2017, of The Goldman Sachs Group, Inc.

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: January 19, 2017	By:	/s/ Kenneth L. Josselyn
	Name:	Kenneth L. Josselyn
	Title:	Assistant Secretary